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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Caredata.com, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                                              /s/ KPMG LLP

Atlanta, Georgia
September 13, 2000